Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the the quarterly report of IEC Electronics Corp., (the "Company") on Form 10-Q for the quarter ended December 26, 2014 as filed with the Securities and Exchange Commission on the day hereof (the "Report"), I, Jeffrey T. Schlarbaum, Chief Executive Officer and President of the Company and Michael T. Williams, Vice President of Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 11, 2015	By:	/s/ Jeffery T. Schlarbaum
Jeffery T. Schlarbaum
Chief Executive Officer and President

Dated: May 11, 2015	By:	/s/ Michael T. Williams
Michael T. Williams
Vice President of Finance and Chief Financial Officer